UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

 _____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2026 (April 1, 2026)

Mag Magna Corp.
(Exact name of registrant as specified in its charter)

333-268561	98-1626237
(Commission File Number)	(IRS Employer Identification Number)

4005 West Reno Avenue, Suite F Las Vegas, Nevada 89118	Wyoming
(Address of Principal Executive Offices)	(State or other jurisdiction of incorporation or organization)

702-595-2247

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreements

Effective April 1, 2026, Mag Magna Corp., a Wyoming corporation (the “Company”), entered into a Securities Purchase Agreement (the “CFI Capital SPA”) with CFI Capital, LLC (“CFI Capital”), pursuant to which the Company issued to CFI Capital a 6% convertible redeemable note in the principal amount of $170,000.00 (the “CFI Capital Note”) for cash proceeds of $153,000.00 (reflecting $17,000.00 original issue discount).

Material terms of the CFI Capital Note include:

Maturity and Interest

The CFI Capital Note matures 12 months from its issue date and bears interest at 6% per annum.

Conversion Rights

Convertible at the holder’s option at any time after the six month anniversary of the CFI Capital Note into shares of the Company’s common stock at a conversion price equal to 60% of the lowest traded price of the Company’s common stock on any trading day during the 20 trading days prior to the conversion date (subject to adjustments for stock dividends, splits, combinations, reclassifications, etc.). Conversion is subject to a 4.99% beneficial ownership limitation (calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, including attribution and group rules).

Prepayment

Optional prepayment prior to default on three days’ prior written notice, as follows:

Prepay Date	Prepay Amount
≤ 30 days	105% of principal plus accrued interest
30- 59 days	110% of principal plus accrued interest
60-89 days	115% of principal plus accrued interest
90-119 days	120% of principal plus accrued interest
120-149 days	130% of principal plus accrued interest
150-180 days	140% of principal plus accrued interest

Failure to pay the prepayment amount forfeits the Company’s future prepayment rights.

Events of Default and Remedies

Includes customary events (non-payment, conversion failures, covenant breaches, bankruptcy, cross-defaults, reporting failures, delisting, Rule 144 unavailability, etc.). Upon default, the conversion price under the CFI Capital Note drops to 45% of the lowest traded price of the Company’s common stock on any trading day during the 20 trading days prior to the conversion date. The holder may convert the Default Amount post-maturity.

Reserved Shares

With respect to each Note, the Company must reserve the greater of 2,083,333 shares or four times the number of shares issuable on full conversion at the then-current price. Failure to maintain the reserved amount is an Event of Default.

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Other Material Provisions

On the occurrence of a Sale Event, CFI Capital may request the redemption of the CFI Capital Note in cash for the applicable prepayment price, or at the election of the CFI Capital, it may convert the unpaid principal amount of the CFI Capital Note (together with the amount of accrued but unpaid interest) into shares of Company common stock immediately prior to such Sale Event at the then applicable conversion price; Arbitration in Florida under Florida law.

The Company applied the net proceeds from the issuance of the CFI Capital Note for general working capital.

The issuance of the CFI Capital Note was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) thereunder.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the CFI Capital SPA and the CFI Capital Note, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Effective April 29, 2026, the Company entered into a Securities Purchase Agreement (the “Silvercrest SPA”) with Silvercrest Hybrid Capital LLC (“Silvercrest”), pursuant to which the Company issued to Silvercrest a 6% convertible redeemable note in the principal amount of $170,000.00 (the “Silvercrest Note”) for cash proceeds of $153,000.00 (reflecting $17,000.00 original issue discount).

Material terms of the Silvercrest Note include:

Maturity and Interest

The Silvercrest Note matures 12 months from its issue date and bears interest at 12% per annum.

Conversion Rights

Convertible at the holder’s option at any time after the six month anniversary of the Silvercrest Note into shares of the Company’s common stock at a conversion price equal to 60% of the lowest traded price of the Company’s common stock on any trading day during the 20 trading days prior to the conversion date (subject to adjustments for stock dividends, splits, combinations, reclassifications, etc.). Conversion is subject to a 4.99% beneficial ownership limitation (calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, including attribution and group rules).

Prepayment

Optional prepayment prior to default on three days’ prior written notice, as follows:

Prepay Date	Prepay Amount
≤ 30 days	105% of principal plus accrued interest
30- 59 days	110% of principal plus accrued interest
60-89 days	115% of principal plus accrued interest
90-119 days	120% of principal plus accrued interest
120-149 days	130% of principal plus accrued interest
150-180 days	140% of principal plus accrued interest

Failure to pay the prepayment amount forfeits the Company’s future prepayment rights.

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Events of Default and Remedies

Includes customary events (non-payment, conversion failures, covenant breaches, bankruptcy, cross-defaults, reporting failures, delisting, Rule 144 unavailability, etc.). Upon default, the conversion price under the Silvercrest Note drops to 45% of the lowest traded price of the Company’s common stock on any trading day during the 20 trading days prior to the conversion date. The holder may convert the Default Amount post-maturity.

Reserved Shares

With respect to each Note, the Company must reserve the greater of 2,023,810 shares or four times the number of shares issuable on full conversion at the then-current price. Failure to maintain the reserved amount is an Event of Default.

Other Material Provisions

On the occurrence of a Sale Event, Silvercrest may request the redemption of the Silvercrest Note in cash for 150% of the principal amount plus accrued interests or, at the election of the Silvercrest, it may convert the unpaid principal amount of the Silvercrest Note (together with the amount of accrued but unpaid interest) into shares of Company common stock immediately prior to such Sale Event at the then applicable conversion price; Nevada law governs, with all actions required to be brought in Washoe County or Clark County, Nevada.

The Company applied the net proceeds from the issuance of the Silvercrest Note for general working capital.

Effective May 6, 2026, the Company entered into a Securities Purchase Agreement (the “GW Capital SPA”) with GW Capital Investments, LLC (“GW Capital”), pursuant to which the Company issued to GW Capital a 12% convertible redeemable note in the principal amount of $123,333.33 (the “GW Capital Note”) for cash proceeds of $111,000.00 (reflecting $12,333.33 original issue discount).

Material terms of the GW Capital Note include:

Maturity and Interest

The GW Capital Note matures 12 months from its issue date and bears interest at 12% per annum.

Conversion Rights

Convertible at the holder’s option at any time after the six month anniversary of the GW Capital Note into shares of the Company’s common stock at a conversion price equal to 60% of the lowest traded price of the Company’s common stock on any trading day during the 20 trading days prior to the conversion date (subject to adjustments for stock dividends, splits, combinations, reclassifications, etc.). Conversion is subject to a 4.99% beneficial ownership limitation (calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, including attribution and group rules).

Prepayment

Optional prepayment prior to default on three days’ prior written notice, as follows:

Prepay Date	Prepay Amount
≤ 30 days	105% of principal plus accrued interest
30- 59 days	110% of principal plus accrued interest
60-89 days	115% of principal plus accrued interest
90-119 days	120% of principal plus accrued interest
120-149 days	130% of principal plus accrued interest
150-180 days	140% of principal plus accrued interest

Failure to pay the prepayment amount forfeits the Company’s future prepayment rights.

4

Events of Default and Remedies

Includes customary events (non-payment, conversion failures, covenant breaches, bankruptcy, cross-defaults, reporting failures, delisting, Rule 144 unavailability, etc.). Upon default, the conversion price under the Silvercrest Note drops to 45% of the lowest traded price of the Company’s common stock on any trading day during the 20 trading days prior to the conversion date. The holder may convert the Default Amount post-maturity.

Reserved Shares

With respect to each Note, the Company must reserve the greater of 1,447,574 shares or four times the number of shares issuable on full conversion at the then-current price. Failure to maintain the reserved amount is an Event of Default.

Other Material Provisions

On the occurrence of a Sale Event, GW Capital may request the redemption of the GW Capital Note in cash for 150% of the principal amount plus accrued interests or, at the election of the GW Capital, it may convert the unpaid principal amount of the GW Capital Note (together with the amount of accrued but unpaid interest) into shares of Company common stock immediately prior to such Sale Event at the then applicable conversion price; Nevada law governs, with all actions required to be brought in Washoe County or Clark County, Nevada.

The Company applied the net proceeds from the issuance of the GW Capital Note for general working capital.

The issuances of the CFI Capital Note, the Silvercrest Note and the GW Capital Note were made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) thereunder.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the CFI Capital SPA, the CFI Capital Note, Silvercrest SPA, the Silvercrest Note, GW Capital SPA and the GW Capital Note, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto, respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuances of CFI Capital Note, the Silvercrest Note and the GW Capital Note were made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the CFI Capital Note, the Silvercrest Note and the GW Capital Note was based upon the following factors: (a) the issuance was an isolated private transaction by the Company which did not involve a public offering; (b) each of CFI Capital, Silvercrest and GW Capital is an accredited investor; (c) the Company did not engage in general solicitation or advertising in connection with the issuance; and (d) each of CFI Capital, Silvercrest and GW Capital represented that, among other things, it was acquiring the securities for investment purposes only and not with a view to distribution, it has received information about the Company necessary to make an informed investment decision, and each of CFI Capital, Silvercrest and GW Capital is capable of evaluating the merits and risks of its investment. Any shares of Company common stock issuable upon conversion of the CFI Capital Note, the Silvercrest Note and the GW Capital Note will be issued in reliance on the exemption from registration provided by Section 3(a)(9) or Section 4(a)(2) of the Securities Act.

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Committee; Audit Committee

Executive Committee. On February 16, 2026, the Company’s Board of Directors established an Executive Committee and, in conjunction therewith, adopted an Executive Committee Charter. The Company’s Executive Committee is composed of Harpreet Sangha and Jamal Khurshid. Pursuant to our Bylaws and the charter of the Executive Committee, between meetings of the full Board of Directors, the Executive Committee has the full power and authority of the Board of Directors in the management of our business and affairs, except to the extent limited by Wyoming law.

Audit Committee. On April 3, 2026, the Company’s Board of Directors established an Audit Committee and, in conjunction therewith, adopted an Audit Committee Charter.

The Company’s Audit Committee is composed of Gonca Demir, Daniel Marcus and Nicholas Gregory, with Ms. Demir serving as Chair of the Audit Committee. Our Board of Directors has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934 and has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Daniel Marcus qualifies as an audit committee financial expert under Item 407 of Regulation S-K. The Audit Committee Charter details the principal functions of the Audit Committee, including:

•

assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•

meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Executive Committee Charter and the Audit Committee Charter, copies of which are filed as Exhibits 99.1 and 99.2 hereto, respectively, and incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement between the Company and CFI Capital, LLC dated April 1, 2026
10.2	6% Convertible Redeemable Note dated April 1, 2026, $170,000.00 principal amount, in favor of CFI Capital, LLC
10.3	Securities Purchase Agreement between the Company and Silvercrest Hybrid Capital LLC dated April 29, 2026
10.4	6% Convertible Redeemable Note dated April 29, 2026, $170,000.00 principal amount, in favor of Silvercrest Hybrid Capital LLC
10.5	Securities Purchase Agreement between the Company and GW Capital Investments, LLC dated May 6, 2026
10.6	12% Convertible Redeemable Note dated May 6, 2026, $123,333.33 principal amount, in favor of GW Capital Investments, LLC
99.1	Charter of the Executive Committee of the Board of Directors
99.2	Charter of the Audit Committee of the Board of Directors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAG MAGNA CORP.

Date: June 5, 2026	By:	/s/ Jamal Khurshid
Jamal Khurshid
Chief Executive Officer

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